Joint Filer Information

Title of Security:        Common Stock

Issuer & Ticker Symbol:   VitalWorks Inc. (VWKS)

Designated Filer:         Corsair Capital Management, L.L.C.

Other Joint Filers:       Corsair Capital Partners, L.P. ("Corsair Capital")
                          Corsair Long Short International, Ltd.
                           ("Corsair International")
                          Corsair Select, L.P. ("Corsair Select")
                          Corsair Capital Investors, Ltd. ("Corsair Investors")
                          Jay R. Petschek ("Mr. Petschek")
                          Steven Major ("Mr. Major")

Addresses:                The principal business address for each of Corsair
                          Capital, Corsair Select, Mr. Petschek and Mr. Major is 350 Madison Avenue, 9th Floor, New York, New York
                          10017.

                          The principal business address for each of Corsair International and Corsair Investors is c/o
                          M&C Corporate Services Limited, P.O. Box 309, Ugland House, 113 South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies.

Signatures:


Dated:  November 18, 2004   CORSAIR CAPITAL PARTNERS, L.P.
                            By:  Corsair Capital Advisors, L.L.C.,
                                   General Partner

                                 By:/s/ Steven Major
                                    ---------------------------------
                                        Steven Major, Managing Member

                            CORSAIR LONG SHORT INTERNATIONAL, LTD.
                            By:  Corsair Capital Management, L.L.C.,
                                 Director

                                 By:/s/ Steven Major
                                    ---------------------------------
                                        Steven Major, Managing Member


                            CORSAIR SELECT, L.P.
                            By:  Corsair Select Advisors, L.L.C.,
                                 General Partner

                                 By:/s/ Steven Major
                                    ---------------------------------
                                        Steven Major, Managing Member


                            CORSAIR CAPITAL INVESTORS, LTD.
                            By:  Corsair Capital Management, L.L.C.,
                                 Director

                                 By:/s/ Steven Major
                                    ---------------------------------
                                        Steven Major, Managing Member


                            /s/ Jay R. Petschek
                            -------------------
                                Jay R. Petschek


                            /s/ Steven Major
                            ----------------
                                Steven Major